Exhibit 99.2
FIRST QUARTER 2025

2 FORWARD-LOOKING STATEMENTS Please note that in this presentation we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation, include, but are not limited to those risks and uncertainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled “Risk Factors” in the Company's Annual Report on Form 10-K, and/or Quarterly Reports on Form 10-Q, as well as in the Company’s Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward- looking statements to reflect events or circumstances after the date of this presentation. 2

TODAY’S PRESENTERS 4 BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer WARREN KANDERS Chief Executive Officer and Chairman of the Board

4 AGENDA • Q1 Highlights • Business Overview • Financial Summary • Full Year Outlook • Conclusion and Q&A

5 CONTINUED EXECUTION IN Q1 Cadre continues to deliver on strategic objectives and capitalize on favorable market trends driving strong demand for mission-critical safety equipment Pricing Growth: ✓ Exceeded target Q1 Mix: − Less favorable mix driven by Alpha Safety and EOD volume Orders Backlog: ✓ Backlog increased $22.4M, primarily driven by EOD and Cyalume demand M&A Execution: ✓ Completed acquisition of multiple leading nuclear brands in April 2025 Healthy M&A Funnel: ✓ Continuing to actively evaluate pipeline of opportunities Returned Capital to Shareholders: ✓ Declared 14th consecutive quarterly dividend Commentary:

6 LONG-TERM INDUSTRY TAILWINDS SUPPORTING SUSTAINABLE GROWTH OPPORTUNITY Public Safety Tailwinds Nuclear Safety Tailwinds Environmental Safety: Growing DoE environmental liability across multiple sites requiring remediation spend spanning 60+ years National Security: Expanding national defense programs drive consistent and growing demand Nuclear Energy: Increasing global demand for sustainable and clean energy driving investment in nuclear energy, including next gen reactors European leaders continue to advocate for significant increases in defense budgets Police protection expenditures have continued to trend upward even during previous financial and industrial recessions Major US cities continue to increase police budgets

7 • New administration has demonstrated commitment to prioritizing public safety • Continued expectation that demand for EOD products after global conflicts de-escalate will lead to future opportunities • Monitoring broader weakening trends in consumer market, but Cadre brands have shown resilience based on strong followership and new product introductions • Integrating Axon Signal Technology (hand’s free camera activation) into nearly 30 new holster fits and 6 pouch/carrier fits for handcuffs, OC spray and batons North American Law Enforcement Geopolitical Landscape Consumer New Products/ Innovation LATEST MARKET TRENDS

8 KEY M&A CRITERIA Business Financial Market Leading market position Cost structure where material > labor High cost of substitution Leading and defensible technology Mission -critical to customer Strong brand recognition Recurring revenue profile Asset -light Attractive ROIC Niche market No large -cap competition Resiliency through market cycles

9 Source: Internal Company forecasts ACQUISITION OF CARR’S ENGINEERING DIVISION Deepens Exposure to the Nuclear Market, Strengthening Relationships with Key International Customers, and Providing an Entry Point to New Sub-Verticals including Commercial Nuclear and Nuclear Medicine OVERVIEW & STRATEGIC RATIONALE • Leading market position • High cost of substitution • Leading and defensible technology • Strong brand recognition • Attractive ROIC • Niche market • Resiliency thru market cycles CADRE’S KEY M&A CRITERIA MET • In April 2025 completed acquisition of Carr’s Engineering division from Carr’s Group plc for an enterprise value of £75 million • Set of leading, niche global brands providing products and engineering services for nuclear safety and protection, with additional focus on the rapidly growing nuclear medicine and nuclear fusion categories • Manufacturing and assembly facilities in the U.S., the U.K. and Germany • Expands the nuclear TAM through entry into international channel, and nuclear medicine and nuclear energy markets • £51 million in revenue for FY 2024 (ended August 31, 2024); EBITDA margin consistent with the lower bound of Cadre’s operating model

10 Q1 Financial Results

11 • Achieved pricing growth that exceeded target and increased backlog; Raised FY 2025 outlook after completing Carr’s acquisition • Q1 gross margin improved 130 bps y/y FIRST QUARTER 2025 HIGHLIGHTS Q1 2025 Q4 2024 Q1 2024 NET SALES $130.1M $176.0M $137.9M GROSS MARGIN 43.1% 43.9% 41.8% NET INCOME $9.2M / $0.23 per diluted share $13.0M / $0.32 per diluted share $6.9M / $0.18 per diluted share ADJUSTED EBITDA 1 $20.5M $38.5M $24.5M ADJUSTED EBITDA MARGIN 1 15.8% 21.9% 17.8% 1. A non-GAAP financial measure. See slide 21 for definitions and reconciliations to the nearest GAAP measures.

12 NET SALES AND ADJUSTED EBITDA NET SALES ($MM) $137.9M 1Q24 FY 2023 $482.5M 2023 2024 2025 FY 2024 $567.6M ADJ. EBITDA1 ($MM) $24.5M 1Q24 2023 2024 2025 FY 2025 Guidance Range $618M to $648M FY 2025 Guidance Range $112M to $122M % CAGR 14.5% % Y/Y GROWTH 11.5% at guidance midpoint % CAGR 16.8% % Y/Y GROWTH 11.6% at guidance midpoint $130.1M 1Q25 $20.5M 1Q25 FY 2023 $85.8M FY 2024 $104.8M 1. A non-GAAP financial measure. See slide 21 for definitions and reconciliations to the nearest GAAP measures.

13 Q1 2025 CAPITAL STRUCTURE March 31, 2025 (in thousands) Cash and cash equivalents $ 133,431 Debt: Revolver $ — Current portion of long-term debt 11,380 Long-term debt 211,197 Capitalized discount/issuance costs (2,063) Total debt, net $ 220,514 Net debt (Total debt net of cash) $ 87,083 Total debt / Adj. EBITDA(1) 2.2 Net debt / Adj. EBITDA(1) 0.9 LTM Adj. EBITDA(1) $ 100,849 1. A non-GAAP financial measure. See slide 21 for definitions and reconciliations to the nearest GAAP measures.

14 2025 MANAGEMENT OUTLOOK • Reaffirms prior organic guidance with higher midpoints reflective of the completed acquisition of Carr’s Engineering Division • Assumes Engineering Division Contributions of ~$46M Net Sales and ~$6.5M EBITDA • Ranges reflect estimated impact of tariffs today and assume that mitigating actions help offset future potential impacts 2025 GUIDANCE NET SALES $618M to $648M ADJ. EBITDA $112M to $122M CAPITAL EXPENDITURES $8M to $10M 1. A non-GAAP financial measure. See slide 21 for definitions and reconciliations to the nearest GAAP measures.

CONCLUSION 15 Execution in line with strategic objectives in Q1 Ongoing implementation of Cadre operating model Committed to improving gross and Adj. EBITDA margins Capitalizing on strong macro tailwinds driving demand and visibility for Cadre's mission-critical products Continuously focused on M&A opportunities

16 APPENDIX

17 BALANCE SHEET UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) March 31, 2025 December 31, 2024 Assets Current assets Cash and cash equivalents $ 133,431 $ 124,933 Accounts receivable, net of allowance for doubtful accounts of $858 and $876, respectively 82,902 93,523 Inventories 91,786 82,351 Prepaid expenses 17,039 19,027 Other current assets 7,357 7,737 Total current assets 332,515 327,571 Property and equipment, net of accumulated depreciation and amortization of $56,244 and $54,384, respectively 45,080 45,243 Operating lease assets 15,595 15,454 Deferred tax assets, net 4,640 4,552 Intangible assets, net 105,884 107,544 Goodwill 148,611 148,157 Other assets 3,968 4,192 Total assets $ 656,293 $ 652,713 Liabilities, Mezzanine Equity and Shareholders' Equity Current liabilities Accounts payable $ 32,122 $ 29,644 Accrued liabilities 41,604 46,413 Income tax payable 8,560 6,693 Current portion of long-term debt 11,380 11,375 Total current liabilities 93,666 94,125 Long-term debt 209,134 211,830 Long-term operating lease liabilities 10,983 10,733 Deferred tax liabilities 18,101 18,758 Other liabilities 6,847 5,752 Total liabilities 338,731 341,198 Commitments and contingencies (Note 8) Mezzanine equity Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of March 31, 2025 and December 31, 2024) — — Shareholders' equity Common stock ($0.0001 par value, 190,000,000 shares authorized, 40,659,585 and 40,607,988 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively) 4 4 Additional paid-in capital 307,625 306,821 Accumulated other comprehensive loss (1,535) (1,389) Accumulated earnings 11,468 6,079 Total shareholders’ equity 317,562 311,515 Total liabilities, mezzanine equity and shareholders' equity $ 656,293 $ 652,713

18 UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) Three Months Ended March 31, 2025 2024 Net sales $ 130,106 $ 137,860 Cost of goods sold 73,975 80,232 Gross profit 56,131 57,628 Operating expenses Selling, general and administrative 41,753 40,719 Restructuring and transaction costs 698 3,087 Related party expense 128 1,843 Total operating expenses 42,579 45,649 Operating income 13,552 11,979 Other expense Interest expense (2,231) (1,637) Other income (expense), net 1,287 (1,444) Total other expense, net (944) (3,081) Income before provision for income taxes 12,608 8,898 Provision for income taxes (3,360) (1,970) Net income $ 9,248 $ 6,928 Net income per share: Basic $ 0.23 $ 0.18 Diluted $ 0.23 $ 0.18 Weighted average shares outstanding: Basic 40,618,554 37,946,576 Diluted 40,980,861 38,554,185 STATEMENT OF OPERATIONS

19 UNAUDITED (IN THOUSANDS) Continued on next slide Year Ended March 31, 2025 2024 Cash Flows From Operating Activities: Net income $ 9,248 $ 6,928 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 3,856 3,942 Amortization of original issue discount and debt issue costs 500 149 Amortization of inventory step-up — 769 Deferred income taxes 533 1,546 Stock-based compensation 1,968 2,067 Remeasurement of contingent consideration 331 451 (Recoveries from) provision for losses on accounts receivable (17) 480 Unrealized foreign exchange transaction (gain) loss (731) 934 Other loss (gain) 41 52 Changes in operating assets and liabilities, net of impact of acquisitions: Accounts receivable 10,633 2,696 Inventories (9,143) 1,818 Prepaid expenses and other assets 1,340 2,028 Accounts payable and other liabilities (1,168) (21,723) Net cash provided by operating activities 17,391 2,137 Cash Flows From Investing Activities: Purchase of property and equipment (1,309) (1,343) Business acquisitions, net of cash acquired — (141,293) Net cash used in investing activities (1,309) (142,636) STATEMENT OF CASH FLOWS

20 UNAUDITED (IN THOUSANDS) Year Ended March 31, 2025 2024 Cash Flows From Financing Activities: Proceeds from revolving credit facilities — 5,500 Principal payments on revolving credit facilities — (5,500) Proceeds from term loans — 80,000 Principal payments on term loans (2,813) (2,500) Principal payments on insurance premium financing — (1,083) Payments for debt issuance costs — (844) Taxes paid in connection with employee stock transactions (1,140) (5,311) Proceeds from secondary offering, net of underwriter discounts — 73,535 Deferred offering costs — (722) Dividends distributed (3,859) (3,289) Net cash (used in) provided by financing activities (7,812) 139,786 Effect of foreign exchange rates on cash and cash equivalents 228 74 Change in cash and cash equivalents 8,498 (639) Cash and cash equivalents, beginning of period 124,933 87,691 Cash and cash equivalents, end of period $ 133,431 $ 87,052 Supplemental Disclosure of Cash Flows Information: Cash paid for income taxes, net $ 2,017 $ 9,369 Cash paid for interest $ 3,527 $ 2,498 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Accruals and accounts payable for capital expenditures $ 104 $ 210 Accruals for taxes paid in connection with employee stock transactions $ 24 $ — STATEMENT OF CASH FLOWS – CONTINUED

NON-GAAP RECONCILIATION

(IN THOUSANDS)

	Year ended December 31, 2024	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024	LTM March 31, 2025
Net income	$ 36,133	$ 9,248	$ 6,928	$ 38,453
Add back:				
Depreciation and amortization	16,420	3,856	3,942	16,334
Interest expense	7,822	2,231	1,637	8,416
Provision for income taxes	18,085	3,360	1,970	19,475
EBITDA	**$ 78,460**	**$ 18,695**	**$ 14,477**	**$ 82,678**
Add back:				
Restructuring and transaction costs[1]	7,757	698	4,837	3,618
Other expense (income), net[2]	4,721	(1,287)	1,444	1,990
Stock-based compensation expense[3]	8,369	1,968	2,067	8,270
Stock-based compensation payroll tax expense[4]	441	92	393	140
LTIP bonus[5]	49	—	50	(1)
Amortization of inventory step-up[6]	3,858	—	769	3,089
Contingent consideration expense[7]	1,185	331	451	1,065
Adjusted EBITDA	**$ 104,840**	**$ 20,497**	**$ 24,488**	**$ 100,849**
Adjusted EBITDA margin[8]	**18.5 %**	**15.8 %**	**17.8 %**	

1. Reflects the "Restructuring and transaction costs" line item on our consolidated statements of operations, which primarily includes transaction costs composed of legal and consulting fees. In addition, this line item reflects a $1.8 million fee paid to Kanders & Company, Inc. for services related to the acquisition of Alpha Safety for the three months ended March 31, 2024, which is included in related party expense in the Company's condensed consolidated statements of operations.
2. Reflects the "Other income (expense), net" line item on our condensed consolidated statements of operations and primarily includes transaction gains and losses due to fluctuations in foreign currency exchange rates.
3. Reflects compensation expense related to equity and liability classified stock-based compensation plans.
4. Reflects payroll taxes associated with vested stock-based compensation awards.
5. Reflects the cost of a cash-based long-term incentive plan awarded to employees that vests over three years.
6. Reflects amortization expense related to the step-up inventory adjustment recorded as a result of our recent acquisitions.
7. Reflects contingent consideration expense related to the acquisition of ICOR.
8. Reflects Adjusted EBITDA / Net sales for the relevant periods.

CADRE HOLDINGS
21

22 The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The presentation contains the non-GAAP measures: (i) earnings before interest, taxes, other income or expense, depreciation and amortization (“EBITDA”), (ii) adjusted EBITDA and (iii) adjusted EBITDA margin and (iv) last twelve months adjusted EBITDA. The Company believes the presentation of these non-GAAP measures provides useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance, and thereby enhances the user’s overall understanding of the Company’s current financial performance relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures within this presentation. We do not provide a reconciliation of the non-GAAP guidance measure Adjusted EBITDA for the fiscal year 2025 to net income for the fiscal year 2025, the most comparable GAAP financial measure, due to the inherent difficulty of forecasting certain types of expenses and gains, without unreasonable effort, which affect net income but not Adjusted EBITDA. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Additionally, the Company notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies. USE OF NON-GAAP MEASURES